VAN KAMPEN UNIT TRUSTS, SERIES 481

                    PREFERRED SECURITIES PORTFOLIO, SERIES 6

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 20, 2005

         Notwithstanding anything to the contrary in the prospectus, the reference to "October 9, 2006" in note 2 on page 3 of the prospectus should be "October 9, 2005".

Supplement Dated: February 23, 2005